EXHIBIT 10.35


                              FTC COMMERCIAL CORP.
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              AMENDMENT NO. 2 TO INVENTORY LOAN FACILITY AGREEMENT

         This Amendment No. 2 to Inventory Loan Facility Agreement (this "Amendment") is entered into as of October 23, 2007 by and between FTC COMMERCIAL CORP. ("FTC" , "we" or "us") and VERSATILE ENTERTAINMENT, INC., a California limited liability company ("Client" or "you"), with reference to the following:

         A. FTC and Client are parties to an Inventory Loan Facility Agreement dated September 1, 2006 (the "Inventory Agreement"), the provisions of which are incorporated into this Amendment.

         B. FTC and Client desire to amend the Inventory Agreement, as set forth herein, effective as of the date of this Amendment.

         NOW, THEREFORE, FTC and Client agree as follows:

         1. The first paragraph which follows the definition of "Obligations" at the top of page 2 of the Inventory Agreement is revised to read as follows:

              This Agreement shall confirm our mutual understanding and agreement that, subject to the terms and conditions of the Company Agreements, and provided that no default or Event of Default under any of the Company Agreements and no termination of the Factoring Agreement has occurred, FTC may, in its sole and absolute discretion, extend an inventory loan facility to the Company in an aggregate principal amount outstanding at any time not to exceed the lesser of (a) the Inventory Base or (b) up to $1,300,000 minus the aggregate amount of then outstanding inventory loans made to any subsidiaries of Bella Rose, LLC, including William Rast Sourcing, LLC ("WRS"), a California limited liability company, (collectively, the "BRL Subsidiaries") which enter into factoring and inventory loan arrangements with FTC, including the Factoring Agreement and the Inventory Loan Facility Agreement between FTC and WRS, both dated October 1, 2006 and all of the other agreements between FTC and WRS (collectively, the " BRL Subsidiaries Agreements").

         2. Except as amended hereby, the Inventory Agreement shall remain in full force and effect and unmodified. Client hereby reaffirms each and every one of its representations, warranties and covenants under the Inventory Agreement.

         3. Any reference in the Inventory Agreement to "this Agreement", "herein", "hereunder" or words of similar meaning shall mean the Inventory Agreement as amended by this Amendment.

         4. Client hereby represents and warrants to FTC that this Amendment has been duly authorized by all necessary action on the part of Client and constitutes a valid and legally binding obligation of Client, enforceable against Client in accordance with its terms.

         5. This Amendment shall be governed by the laws of the State of California without regard to the conflicts of law principles thereof.

         6. The Inventory Agreement, as amended by this Amendment, constitutes the entire agreement between FTC and Client as to the subject matter hereof and may not be altered or amended except by written agreement signed by FTC and Client. No provision hereof may be waived by FTC except upon written waiver executed by FTC.


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         7. This Amendment may be executed in two or more counterparts,  each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

THIS AMENDMENT MUST BE SIGNED BY CLIENT AND RETURNED TO FTC WITHIN SEVEN (7) BUSINESS DAYS FROM THE DATE OF THIS AMENDMENT. IF BY THE END OF SUCH SEVEN (7) DAY PERIOD FTC HAS NOT RECEIVED A COPY OF THIS AMENDMENT WHICH HAS BEEN EXECUTED BY CLIENT, THIS AMENDMENT SHALL BE NULL AND VOID AND OF NO FORCE AN EFFECT.

         Executed at Los Angeles, California, as of the date first set forth above.

         FTC COMMERCIAL CORP.             VERSATILE ENTERTAINMENT, INC.

         By: _________________________    By: __________________________
         Name: _______________________    Name: ________________________
         Title: ______________________    Title: _______________________

                    AGREEMENT AND REAFFIRMATION BY GUARANTORS

Each of the Undersigned has executed a Guaranty (collectively, the "Guaranties") in connection with the Factoring Agreement between VERSATILE ENTERTAINMENT, INC. (the "Company") and FTC COMMERCIAL CORP. ("FTC") dated as of October 14, 2004, the Inventory Loan Facility Agreement between the Company and FTC dated September 1, 2006 and various related instruments and documents (collectively, the "Company Agreements"). The Undersigned agree that the Guaranties shall apply to all obligations of the Company under the above Amendment and the Company Agreements. The Undersigned hereby reaffirm the Guaranties and agree that no provisions of the above Amendment shall in any way limit any of the terms or provisions of the Guaranties or any other documents executed by the Undersigned in favor of FTC, all of which are hereby ratified and affirmed and the same shall continue in full force and effect in accordance with the provisions hereof.

                                  BELLA ROSE, LLC


                                  By:  ________________________
                                  Name: _______________________
                                  Title: ______________________


                                  WILLIAM RAST SOURCING, LLC


                                  By:  _________________________
                                  Name: ________________________
                                  Title: _______________________


                                  PEOPLE'S LIBERATION, INC.


                                  By:  _________________________
                                  Name: ________________________
                                  Title: _______________________